UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2024

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in our Current Report on Form 8-K, filed on October 17, 2024, Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), commenced an up to $1.3 million offering (the “Offering”) of 5% original issue discount senior secured convertible notes (“Notes”) and warrants (“Warrants”), closing on an initial $600,000 in investments on October 14, 2024 (the “First Closing”). On October 21, 2024, the Company closed on an additional $231,579 in Notes and Warrants purchased in the Offering (the “Second Closing”), receiving an additional $220,000 in proceeds and bringing the Offering to a close after receiving a total of $790,000 in gross proceeds, including $237,500 invested by the Company’s Chief Executive Officer, Dr. Anatoly Dritschilo, in the First Closing. In the Second Closing, two accredited investors purchased a total of $231,579 in Notes and 88,544 Warrants, exercisable at $1.49 per share, or 125% of the closing price of the Company’s common stock on the day prior to closing.

A more detailed description of the terms of the Offering, and the summary terms of the related purchase agreement (the “Purchase Agreement”), Notes and Warrants are incorporated by reference to our Current Report on Form 8-K filed on October 17, 2024 (the “Previous Current Report”), and the full text of such documents are incorporated by reference to Exhibits 10.1. 10.2 and 10.3 to the Previous Current Report.

Item 3.02. Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the Purchase Agreement, the Notes and Warrants, including the Previous Current Report, is incorporated herein by reference. The Notes and underlying shares of common stock, and the Warrants and underlying shares of common stock, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and similar exemptions under applicable state laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on October 17, 2024).
10.2	Form of Senior Secured Convertible Notes (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on October 17, 2024).
10.3	Form of Common Warrants (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on October 17, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

Dated: October 25, 2024

	By:	/s/ Timothy Lorber
	Name:	Timothy Lorber
	Title:	Chief Financial Officer